Exhibit 99.1

FOR IMMEDIATE RELEASE
October 22, 2003

CONTACT
 Tricia Linderman, 214/932-6798
 tricia.linderman@texascapitalbank.com

TEXAS CAPITAL BANCSHARES ANNOUNCES THIRD QUARTER
EARNINGS WITH A 56% INCREASE IN EARNINGS PER SHARE

OVERVIEW
 Texas Capital Bancshares (Nasdaq: TCBI), the parent company of Texas Capital Bank, continued its strong growth in the third quarter of 2003 as compared to the third quarter of 2002:

•	EPS increased 56%

•	Net income increased 59%

•	Loans grew 16%

•	Deposits grew 27%

On August 13, 2003 the Company completed its initial public offering (IPO) of 6,900,000 shares of common stock. The Texas Capital IPO was the first completed by a company in Texas during 2003. The offering totaled $76 million with the Company and selling stockholders realizing $34.5 and $36.1 million respectively, in proceeds from the sale. The public offering was consistent with the Company’s emphasis on creating value for stockholders.

During the third quarter, the Bank also successfully:

•	Opened its first Houston office in the One Riverway complex with a team of local bankers led by veterans Joe Bailey and Jon Clarkson

•	Created a mortgage origination division to generate additional fee income and satisfy private client needs

•	Developed a sophisticated new asset allocation advisory relationship with DiMeo Schneider for the benefit of its wealth management clients

•	Launched a co-branded 401(k) product with Principal Financial as part of the Bank’s growing insurance line of business

•	Acquired the deposits of Bluebonnet Savings Bank

“We are pleased with our third quarter performance — our first as a public company – and are also encouraged by an improving economic outlook,” said Jody Grant, Chairman and CEO.

FINANCIAL SUMMARY

(dollars in thousands)	Q3 2003	Q3 2002	% Change

Total Assets	$2,150,508	$1,617,469	33%
Total Deposits	1,427,107	1,119,592	27%
Loans, Net	1,108,552	959,759	16%
Loans, Held For Sale	91,686	76,053	21%
Net Income	3,332	2,094	59%
Diluted EPS	$.14	$.09	56%
ROA	.64%	.61%	5%
ROE	9.05%	6.95%	30%
Shares Outstanding	24,814,282	21,272,124

DETAILED FINANCIALS
 Texas Capital Bancshares, Inc. reported net income of $3.3 million for the third quarter of 2003 compared to $2.1 million for the third quarter of 2002. On a fully diluted basis, earnings per share were $.14 for the three months ended September 30, 2003 compared to $.09 for the same period last year, representing an increase of 56 percent. Net income for the nine months ended September 30, 2003 was $10.2 million compared to $5.5 million for the same period in 2002. Earnings per share on a fully diluted basis for the nine months ended September 30, 2003 were $.45 versus $.24 for the same period in 2002, an increase of 88%.

Return on average equity was 9.05 percent and return on average assets was .64 percent for the third quarter of 2003 compared to 6.95 percent and .61 percent, respectively, for the third quarter of 2002. The increase in net income and continued improvement in returns on equity and assets in 2003 are attributed to growth in net interest income and improved efficiency. Capital adequacy was further enhanced with the IPO proceeds.

Net interest income was $13.4 million for the third quarter of 2003, compared to $10.9 million for the third quarter of 2002. The increase was due to an increase in average earning assets of $620.3 million as compared to the third quarter of 2002, which offset a 56 basis point decrease in net interest margin. The increase in average earning assets included a $270.3 million increase in average net loans and a $347.4 million increase in average securities. For the quarter ended September 30, 2003, average net loans and securities represented 66 percent and 34 percent, respectively, of average earning assets compared to 76 percent and 23 percent in the same quarter of 2002. The decrease in loan percentage reflects management’s decision to tighten lending standards beginning in 2001 and continuing during 2002 pending clearer signs of improvement in the U.S. economy. While we continue to apply prudent lending standards, loan growth in the third quarter of 2003 in our core loan portfolio (excluding loans held for sale) totaled $35 million. Our securities percentage has increased as we have continued to use additional securities to increase our earnings and improve our return on equity by taking advantage of market spreads. Average interest-bearing liabilities increased $553.6 million from the third quarter of 2002, which included a $233.4 million increase in interest-bearing deposits and a $300.2 million increase in other borrowings. The increase in interest bearing deposits includes the purchase of deposit accounts from Bluebonnet Savings Bank, FSB in August 2003. The increase in average borrowings was primarily related to an increase in federal funds purchased and securities sold under repurchase agreements, and was used to supplement deposits in funding loan growth and securities purchases. The average cost of interest-bearing liabilities decreased from 2.63 percent for the quarter ended September 30, 2002 to 1.85 percent for the same period of 2003, reflecting the reduction in market interest rates and a $112.9 million increase in non-interest bearing deposits.

In management’s opinion, overall portfolio quality remained at an acceptable level at this stage of the economic cycle and in comparison to regional peers. At September 30, 2003, our reserve for loan losses totaled $17.3 million, which is 1.41 percent of total loans, compared to $13.8 million or 1.31 percent at September 30, 2002. The company’s ratio of reserve for loan losses to non-performing loans was 142.53 percent at September 30, 2003, compared to 169.66 percent at September 30, 2002. Texas Capital had net charge-offs of loans and leases of $473,000 (.15 percent of average loans) in the quarter versus net losses of $632,000 (.25 percent of average loans) in the third quarter of 2002. Net chargeoffs for the nine months ended September 30, 2003 were $587,000 (.07 percent of average loans) compared to $3.1 million (.45 percent of average loans) in the same period in 2002. The provision for possible loan losses reflects management’s assessment of the risks in Texas Capital Bank’s loan portfolio. The provision was $475,000 for the third quarter of 2003 compared to $2.4 million for the third quarter of 2002. Our non-performing loans and leases increased to $12.1 million or .99 percent of total loans from $8.2 million or .77 percent of total loans at September 30, 2003. Our non-performing assets include $1.1 million of loans past due for more than 90 days, which are fully guaranteed by the U.S. Government and still accruing interest, and $11.0 million of non-accrual loans.

Non-interest income increased $1.0 million, or 69 percent, during the third quarter of 2003 compared to the same quarter of 2002. The Company benefited from growth in fees related to cash management, wealth management, insurance, and mortgage warehousing.

Non-interest expense for the third quarter of 2003 increased $1.9 million or 22 percent, compared to the third quarter of 2002. The increase is primarily related to a $1.6 million increase in salaries and employee benefits to $5.8 million from $4.2 million. This increase resulted from an increase in the total number of employees from 214 at September 30, 2002 to 271 at September 30, 2003; the increase related primarily to staffing for the new Houston office and the start-up of the residential mortgage origination group.

During the third quarter, management modestly increased asset sensitivity, positioning the Company to benefit from an improving economy and rising interest rates. The interest sensitivity is largely due to the concentration of assets in variable rate loans.

About Texas Capital Bank
 Texas Capital Bancshares (Nasdaq: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston, Plano, and San Antonio.

This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the registration statement on Form S-3, as amended, relating to the initial public offering and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.

SELECTED FINANCIAL HIGHLIGHTS
(Dollars in thousands except per share data)

	3rd	2nd	1st	4th	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2003	2003	2003	2002	2002

CONSOLIDATED STATEMENT OF OPERATIONS
Interest income	$20,970	$21,357	$20,142	$20,067	$18,062
Interest expense	7,619	8,693	8,400	8,303	7,188

Net interest income	13,351	12,664	11,742	11,764	10,874
Provision for loan losses	475	1,600	1,250	1,270	2,380

Net interest income after provision for loan losses	12,876	11,064	10,492	10,494	8,494
Non-interest income	2,512	2,473	2,986	2,106	1,488
Gain on sale of securities	–	345	341	–	1,375
Non-interest expense	10,483	16,901	9,378	10,027	8,563

Income (loss) before income taxes	4,905	(3,019)	4,441	2,573	2,794
Income tax expense (benefit)	1,573	(6,876)	1,410	701	700

Net income	$3,332	$3,857	$3,031	$1,872	$2,094

Diluted EPS	$.14	$.18	$.14	$.08	$.09

Adjusted income(2)	$3,332	$2,320	$3,031	$2,645	$2,094

Adjusted diluted EPS(2)	$.14	$.11	$.14	$.14	$.09
CONSOLIDATED BALANCE SHEET DATA
Total assets	$2,150,508	$2,003,198	$1,948,177	$1,793,282	$1,617,469
Loans, net	1,108,552	1,073,392	1,037,121	988,019	959,759
Loans held for sale	91,686	157,176	122,950	116,106	76,053
Securities	811,968	649,522	620,769	553,169	446,783
Deposits	1,427,107	1,340,322	1,296,146	1,196,535	1,119,592
Other borrowings	527,613	502,967	504,142	449,460	368,087
Long-term debt	20,000	20,000	10,000	10,000	–
Stockholders’ equity	165,080	132,168	127,762	124,976	120,828
End of period common shares outstanding(1)	24,814,282	21,370,749	21,313,640	21,297,640	21,272,124
Book value per share	$6.65	$6.18	$5.99	$5.87	$5.68
SELECTED FINANCIAL RATIOS
Return on average assets(2)	.64%	.80%	.67%	.54%	.61%
Return on average equity(2)	9.05%	12.03%	9.68%	6.27%	6.95%
Efficiency ratio (excludes securities gains)(2)	66.08%	111.65%	63.67%	72.29%	69.27%
Tier 1 capital ratio	12.35%	10.27%	9.69%	10.16%	9.59%
Total capital ratio	13.53%	11.50%	10.88%	11.32%	10.75%
Tier 1 leverage ratio	8.81%	7.43%	7.15%	7.66%	8.45%
ASSET QUALITY RATIOS
Net charge-offs to average loans	.15%	.07%	(.04%)	.21%	.25%
Allowance for loan losses to total loans	1.41%	1.38%	1.35%	1.30%	1.31%
Allowance for loan losses to non-performing and renegotiated loans	142.53%	136.12%	417.47%	499.42%	169.66%
Non-performing and renegotiated loans to total loans	.99%	1.01%	.32%	.26%	.77%

(1)	Shares for June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002 are adjusted to reflect the conversion of 1,057,142 shares of preferred stock. Preferred shares were converted with the consummation of the offering in August 2003.

(2)	During the quarter ended June 30, 2003, net income included the impact of reversing our deferred tax asset valuation allowance of $5.9 million, $6.3 million in penalties related to unwinding repurchase agreements prior to maturity and approximately $250,000 in separation expense related to the resignation of a senior officer. For the quarter ended June 30, 2003, adjusted income, or income per share excluding the impact of reversing the valuation allowance, unwinding penalties and separation expense would have been $0.11, on a diluted basis. During the quarter ended December 31, 2002, net income included $1.2 million in IPO expenses recognized as our offering was postponed. For the quarter ended December 31, 2002, adjusted income, or income per share excluding these IPO expenses would have been $0.14 on a diluted basis. Adjusted income per share, or income per share excluding the impact of reversing the valuation allowance, unwinding penalties and separation expense for the quarter ended June 30, 2003 and adjusted income per share, or income per share excluding IPO expenses for the quarter ended December 31, 2002 are non-GAAP financial measures. As disclosed in our final prospectus filed August 13, 2003 and our second quarter Form 10Q, management believes that these non-GAAP financial measures are useful to investors and to management because they provide additional information that more closely reflects our intrinsic operating performance and growth. Reversal of the entire valuation allowance was based on our assessment of our ability to generate earnings to allow the deferred tax assets to be realized which is supported by our current earnings trends. We unwound certain repurchase agreements, incurring the unwinding penalties, in order to take advantage of historical lows in interest rates, which had decreased on similar repurchase agreements by approximately 1.4% since the time we entered into the original repurchase agreements. Although we have experienced employee separations in the past, this was the first separation with an executive who had entered into an employee agreement with us. We currently have only four other employees with employment agreements. Since we have not had any reversals of valuation allowances, unwinding penalties or separation expenses related to employees who have employment agreements in our operating history, and because expenses related to the initial public offering will not recur now that the offering is completed, we believe that these non-GAAP financial measures are useful to investors and to management to understand the development of our income per share results, efficiency ratio and ratio of non-interest expense to average assets since our founding and to help in comparing our intrinsic operating performance in different periods. Management also uses these measures internally to evaluate our performance and manage our operations. These measurements should not be regarded as a replacement for corresponding GAAP measures.

The following table reconciles each of the non-GAAP financial measures described above to the most directly comparable financial measure presented in accordance with GAAP.

	3rd	2nd	1st	4th	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2003	2003	2003	2002	2002

Net income before adjustments	$3,332	$3,857	$3,031	$1,872	$2,094
Adjustments (net of tax):
Repurchase agreement unwinding penalties		4,223
Impact of reversing deferred tax asset valuation allowance		(5,929)
IPO expenses and other		169		773

Adjusted income	$3,332	$2,320	$3,031	$2,645	$2,094

Adjusted diluted EPS	$.14	$.11	$.14	$.14	$.09
SELECTED FINANCIAL RATIOS
Return on average assets	.64%	.80%	.67%	.54%	.61%
Adjusted return on average assets	.64%	.48%	.67%	.63%	.61%
Return on average equity	9.05%	12.03%	9.68%	6.27%	6.95%
Adjusted return on average equity	9.05%	7.23%	9.68%	8.57%	6.95%
Efficiency ratio (excludes securities gains)	66.08%	111.65%	63.67%	72.29%	69.27%
Adjusted efficiency ratio (excludes securities gains)	66.08%	68.63%	63.67%	63.71%	69.27%

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	September 30,	September 30,	%
	2003	2002	Change

Assets
Cash and due from banks	$78,900	$81,359	(3.0)%
Federal funds sold	–	8,850	100.0%
Securities, available-for-sale	811,968	446,783	81.7%
Loans, net	1,108,552	959,759	15.5%
Loans held for sale	91,686	76,053	20.6%
Premises and equipment, net	3,695	4,059	(9.0)%
Accrued interest receivable and other assets	54,211	39,110	38.6%
Goodwill, net	1,496	1,496	–

Total assets	$2,150,508	$1,617,469	33.0%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$295,902	$219,160	35.0%
Interest bearing	1,131,205	900,432	25.6%

Total deposits	1,427,107	1,119,592	27.5%
Accrued interest payable	2,530	2,279	11.0%
Other liabilities	8,178	6,683	22.4%
Federal funds purchased	103,726	79,699	30.1%
Repurchase agreements	418,605	251,848	66.2%
Other borrowings	5,282	36,540	(85.5)%
Long-term debt	20,000	–	–

Total liabilities	1,985,428	1,496,641	32.7%
Stockholders’ equity:
Series A convertible preferred stock, $.01 par value, 6%:
Authorized shares – 10,000,000
Issued shares – 1,057,142 at September 30, 2002	–	11	100.0%
Common stock, $.01 par value:
Authorized shares – 100,000,000
Issued shares – 24,523,254 and 18,473,646 at September 30, 2003 and September 30, 2002, respectively	241	184	31.0%
Series A-1 non-voting common stock, $.01 par value:
Issued shares – 304,000 and 697,166 at September 30, 2003 and September 30, 2002, respectively	7	7	–
Additional paid-in capital	165,972	132,005	25.7%
Accumulated deficit	(3,127)	(15,219)	(79.5)%
Treasury stock (shares at cost: 97,246)	(668)	(668)	–
Deferred compensation	573	573	–
Accumulated other comprehensive income	2,082	3,935	(47.1)%

Total stockholders’ equity	165,080	120,828	36.6%

Total liabilities and stockholders’ equity	$2,150,508	$1,617,469	33.0%

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands except per share data)

	Three Months Ended		Nine Months Ended
	September 30		September 30

	2003	2002	2003	2002

Interest income
Interest and fees on loans	$16,114	$14,219	$46,791	$39,545
Securities	4,832	3,815	15,517	10,320
Federal funds sold	20	25	150	204
Deposits in other banks	4	3	11	6

Total interest income	20,970	18,062	62,469	50,075
Interest expense
Deposits	5,041	5,617	16,020	15,650
Federal funds purchased	348	402	1,257	1,145
Other borrowings	1,980	1,169	6,805	2,798
Long-term debt	250	–	630	–

Total interest expense	7,619	7,188	24,712	19,593

Net interest income	13,351	10,874	37,757	30,482
Provision for loan losses	475	2,380	3,325	4,359

Net interest income after provision for loan losses	12,876	8,494	34,432	26,123
Non-interest income
Service charges on deposit accounts	856	710	2,596	2,055
Trust fee income	350	235	937	727
Gain on sale of securities	–	1,375	686	1,375
Cash processing fees	–	–	973	993
Bank owned life insurance (BOLI) income	451	144	1,293	144
Mortgage warehouse fees	545	188	1,248	545
Other	310	211	924	680

Total non-interest income	2,512	2,863	8,657	6,519
Non-interest expense
Salaries and employee benefits	5,754	4,163	16,990	12,492
Net occupancy expense	1,265	1,214	3,651	3,767
Advertising and affinity payments	213	448	605	1,010
Legal and professional	744	724	2,253	2,175
Communications and data processing	767	717	2,223	2,117
Franchise taxes	37	34	111	81
Repurchase agreement penalties	–	–	6,262	–
Other	1,703	1,263	4,667	3,701

Total non-interest expense	10,483	8,563	36,762	25,343

Income (loss) before income taxes	4,905	2,794	6,327	7,299
Income tax expense (benefit)	1,573	700	(3,893)	1,828

Net income	3,332	2,094	10,220	5,471
Preferred stock dividends	(149)	(280)	(699)	(817)

Income available to common stockholders	$3,183	$1,814	$9,521	$4,654

Earnings per share:
Basic	$.15	$.09	$.47	$.24
Diluted	$.14	$.09	$.45	$.24

TEXAS CAPITAL BANCSHARES, INC.

SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

	3rd	2nd	1st	4th	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2003	2003	2003	2002	2002

Beginning balance	$17,274	$15,893	$14,538	$13,844	$12,096
Loans charged-off:
Commercial	33	17	–	11	85
Real estate	200	2	–	–	–
Consumer	–	–	–	5	–
Leases	261	237	13	698	557
Total	494	256	13	714	642
Recoveries:
Commercial	–	–	78	31	–
Consumer	–	–	–	–	1
Leases	21	37	40	107	9

Total recoveries	21	37	118	138	10

Net charge-offs (recoveries)	473	219	(105)	576	632
Provision for loan losses	475	1,600	1,250	1,270	2,380

Ending balance	$17,276	$17,274	$15,893	$14,538	$13,844

Reserve for loan losses to loans outstanding at end of period	1.41%	1.38%	1.35%	1.30%	1.31%
Net charge-offs to average loans(1)	.15%	.07%	(.04%)	.21%	.25%
Provision for loan losses to average loans(1)	.15%	.53%	.45%	.47%	.94%
Recoveries to gross charge-offs	4.25%	14.45%	907.69%	19.33%	1.56%
Reserve as a multiple of net
charge-offs	36.5x	78.9x	–	25.2x	21.9x
Non-performing and renegotiated loans:
Loans past due (90 days)	$1,095	$1,145	$38	$135	$1,686
Non-accrual	11,026	11,545	3,769	2,776	6,474

Total	$12,121	$12,690	$3,807	$2,911	$8,160

Reserve as a percent of non-performing and renegotiated loans	142.53%	136.12%	417.47%	499.42%	169.66%

(1)	Interim period ratios are annualized.

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in thousands)

	3rd	2nd	1st	4th	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2003	2003	2003	2002	2002

Interest income
Interest and fees on loans	$16,114	$15,981	$14,696	$14,842	$14,219
Securities	4,832	5,329	5,356	5,164	3,815
Federal funds sold	20	43	87	39	25
Deposits in other banks	4	4	3	22	3

Total interest income	20,970	21,357	20,142	20,067	18,062
Interest expense
Deposits	5,041	5,597	5,382	5,573	5,617
Federal funds purchased	348	469	440	395	402
Other borrowings	1,980	2,380	2,445	2,270	1,169
Long-term debt	250	247	133	65	–

Total interest expense	7,619	8,693	8,400	8,303	7,188

Net interest income	13,351	12,664	11,742	11,764	10,874
Provision for loan losses	475	1,600	1,250	1,270	2,380

Net interest income after provision for loan losses	12,876	11,064	10,492	10,494	8,494
Non-interest income
Service charges on deposit accounts	856	897	843	717	710
Trust fee income	350	306	281	260	235
Gain on sale of securities	–	345	341	–	1,375
Cash processing fees	–	73	900	–	–
Bank owned life insurance (BOLI) income	451	428	414	591	144
Mortgage warehouse fees	545	424	279	250	188
Other	310	345	269	288	211

Total non-interest income	2,512	2,818	3,327	2,106	2,863
Non-interest expense
Salaries and employee benefits	5,754	5,857	5,379	4,265	4,163
Net occupancy expense	1,265	1,199	1,187	1,234	1,214
Advertising and affinity payments	213	199	193	226	448
Legal and professional	744	930	579	863	724
Communications and data processing	767	736	720	722	717
Franchise taxes	37	37	37	27	34
Repurchase agreement penalties	–	6,262	–	–	–
IPO expenses	–	–	–	1,190	–
Other	1,703	1,681	1,283	1,500	1,263

Total non-interest expense	10,483	16,901	9,378	10,027	8,563

Income (loss) before income taxes	4,905	(3,019)	4,441	2,573	2,794
Income tax expense (benefit)	1,573	(6,876)	1,410	701	700

Net income	3,332	3,857	3,031	1,872	2,094
Preferred stock dividends	(149)	(276)	(274)	(280)	(280)

Income available to common stockholders	$3,183	$3,581	$2,757	$1,592	$1,814

QUARTERLY FINANCIAL SUMMARY – UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
(Dollars in thousands)

	3rd Quarter 2003			2nd Quarter 2003

	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense(1)	Rate	Balance	Expense(1)	Rate

Assets
Taxable securities	$652,082	$4,832	2.94%	$620,239	$5,329	3.45%
Federal funds sold	8,090	20	0.98%	13,220	43	1.30%
Deposits in other banks	1,118	4	1.42%	923	4	1.74%
Loans	1,275,311	16,114	5.01%	1,207,815	15,981	5.31%
Less reserve for loan losses	17,573	–	–	16,100	–	–

Loans, net of reserve	1,257,738	16,114	5.08%	1,191,715	15,981	5.38%

Total earning assets	1,919,028	20,970	4.34%	1,826,097	21,357	4.69%
Cash and other assets	143,765			120,388

Total assets	$2,062,793			$1,946,485

Liabilities and Stockholders’ Equity
Transaction deposits	$64,137	$102	0.63%	$62,476	$121	0.78%
Savings deposits	477,158	1,466	1.22%	407,081	1,629	1.61%
Time deposits	548,288	3,473	2.51%	575,325	3,847	2.68%

Total interest bearing deposits	1,089,583	5,041	1.84%	1,044,882	5,597	2.15%
Other borrowings	527,658	2,328	1.75%	495,511	2,849	2.31%
Long-term debt	20,000	250	4.96%	19,011	247	5.21%

Total interest bearing liabilities	1,637,241	7,619	1.85%	1,559,404	8,693	2.24%
Demand deposits	269,891			246,822
Other liabilities	9,592			11,619
Stockholders’ equity	146,069			128,640

Total liabilities and stockholders’ equity	$2,062,793			$1,946,485

Net interest income		$13,351			$12,664
Net interest income to earning assets			2.76%			2.78%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1st Quarter 2003			4th Quarter 2002

	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense(1)	Rate	Balance	Expense(1)	Rate

Assets
Taxable securities	$546,120	$5,356	3.98%	$485,869	$5,164	4.22%
Federal funds sold	29,394	87	1.20%	12,087	39	1.28%
Deposits in other banks	213	3	1.90%	1,276	22	6.84%
Loans	1,119,684	14,696	5.32%	1,082,775	14,842	5.44%
Less reserve for loan losses	14,944	–	–	14,187	—	—

Loans, net of reserve	1,104,740	14,696	5.39%	1,068,588	14,842	5.51%

Total earning assets	1,680,467	20,142	4.86%	1,567,820	20,067	5.08%
Cash and other assets	144,661			100,015

Total assets	$1,825,128			$1,667,835

Liabilities and Stockholders’ Equity
Transaction deposits	$59,584	$112	0.76%	$58,024	$125	0.85%
Savings deposits	381,587	1,640	1.74%	374,120	1,690	1.79%
Time deposits	524,622	3,630	2.81%	491,056	3,758	3.04%

Total interest bearing deposits	965,793	5,382	2.26%	923,200	5,573	2.39%
Other borrowings	496,617	2,885	2.36%	413,064	2,665	2.56%
Long-term debt	10,000	133	5.39%	4,674	65	5.52%

Total interest bearing liabilities	1,472,410	8,400	2.31%	1,340,938	8,303	2.46%
Demand deposits	213,991			194,371
Other liabilities	11,784			10,077
Stockholders’ equity	126,943			122,449

Total liabilities and stockholders’ equity	$1,825,128			$1,667,835

Net interest income		$11,742			$11,764
Net interest income to earning assets			2.83%			2.98%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3rd Quarter 2002

	Average	Revenue/	Yield/
	Balance	Expense(1)	Rate

Assets
Taxable securities	$304,724	$3,815	4.97%
Federal funds sold	5,903	25	1.68%
Deposits in other banks	621	3	1.92%
Loans	1,000,356	14,219	5.64%
Less reserve for loan losses	12,871	–	–

Loans, net of reserve	987,485	14,219	5.71%

Total earning assets	1,298,733	18,062	5.52%
Cash and other assets	69,876

Total assets	$1,368,609

Liabilities and Stockholders’ Equity
Transaction deposits	$52,478	$123	0.93%
Savings deposits	352,364	1,880	2.12%
Time deposits	451,391	3,614	3.18%

Total interest bearing deposits	856,233	5,617	2.60%
Other borrowings	227,420	1,571	2.74%
Long-term debt	–	–	–

Total interest bearing liabilities	1,083,653	7,188	2.63%
Demand deposits	156,950
Other liabilities	8,417
Stockholders’ equity	119,589

Total liabilities and stockholders’ equity	$1,368,609

Net interest income		$10,874
Net interest income to earning assets			3.32%